UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 19, 2023

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 2.01    Completion of Acquisition or Disposition of Assets
As previously reported in a Current Report filed on Form 8-K with the Securities and Exchange Commission (the “SEC”) on September 8, 2021, Spectrum Brands Holdings, Inc., a Delaware corporation (the “Company”), entered into a definitive Asset and Stock Purchase Agreement (as amended, the "Purchase Agreement") with ASSA ABLOY AB, pursuant to which, and subject to the terms and conditions set forth in the Purchase Agreement, ASSA ABLOY AB will acquire from the Company its Hardware and Home Improvement ("HHI") business for an aggregate purchase price of $4.3 billion in cash, subject to customary purchase price adjustments (the "Transaction").
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed on the Current Report on Form 8-k filed by the Company with the SEC on September 8, 2021, which agreement is incorporated herein by reference in its entirety.
On June 19, 2023, the Company and ASSA ABLOY AB entered into an amendment to the Purchase Agreement (the "Amendment"), pursuant to which, among other things, Spectrum and ASSA ABLOY AB (i) modified the effectiveness of the closing to be effective as of 12:01 a.m. local time on the closing date in each jurisdiction in which the purchased shares, purchased assets and assumed liabilities are being transferred, (ii) modified the 401(k) plan process to allow for an employee election with respect to distributions, (iii) removed Buyer's obligation to establish or provide a flexible spending plan in the U.S. and (iv) made other clarifications and addressed certain scriveners' errors.
The foregoing description of the Amendment is not complete and is subject to, and qualified in its entirety by reference to, the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference.
On June 20, 2023, the parties consummated the Transaction.
Pursuant to Article 11 of Regulation S-X, the Company files this report to disclose certain unaudited condensed pro forma financial information regarding the divestiture of the HHI business. For further information, see Item 9.01 below.
The Purchase Agreement and the Amendment have been incorporated by reference to provide investors with information regarding its terms. They are not intended to provide any other factual information about the Company, ASSA ABLOY AB or the HHI business. In particular, the assertions embodied in the representations and warranties in the Purchase Agreement were made as of a specified date, are modified or qualified by information in a confidential disclosure letter prepared in connection with the execution and delivery of the Purchase Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Purchase Agreement are not necessarily characterizations of the actual state of facts about the Company, ASSA ABLOY AB or the HHI business at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.
Item 7.01    Regulation FD Disclosure
On June 20, 2023, the Company issued a press release announcing the closing of the Transaction. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information furnished pursuant to this Item 7.01, including the attached press release, shall not be deemed "filed" for purposes of Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing by the Company with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.
(a)   Not applicable.
(b)  Pro Forma Financial Information - Pursuant to Article 11 of Regulation S-X, filed as Exhibit 99.1 to this report and incorporated herein, are (i) Unaudited Pro Forma Condensed Consolidated Statement of Financial Position of Spectrum Brands Holdings, Inc. as of April 3, 2023 as if the HHI business divestiture had occurred as April 3, 2023, (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six month period ended April 3, 2023 as if the HHI business divestiture had occurred as of October 1, 2022, (iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations of Spectrum Brands Holdings, Inc. for the year ended September 30, 2022, as if the HHI business divestiture had occurred on October 1, 2021, (iv) Unaudited Pro Forma Condensed Consolidated Statement of Financial Position of SB/RH Holdings, LLC as of April 3, 2023 as if the HHI business divestiture had occurred as of April 3, 2023, (v) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six month period ended April 3, 2023 as if the HHI business divestiture had occurred as of October 1, 2022, (vi) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six month period ended April 3, 2023 as of if the divestiture had occurred as of October 1, 2021, and (vii) the related notes thereto.
(c)   Not applicable.
(d)   Exhibits.
The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Amendment No. 2 to Asset and Stock Purchase Agreement, dated as of June 19, 2023, between Spectrum Brands, Inc. and ASSA ABLOY AB
99.1	Press Release, dated June 20, 2023
99.2
The (i) Unaudited Pro Forma Condensed Consolidated Statement of Financial Position of Spectrum Brands Holdings, Inc. as of April 3, 2023 as if the HHI business divestiture had occurred as of April 3, 2023, (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six month period ended April 3, 2023 as if the HHI business divestiture had occurred as of October 1, 2022, (iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations of Spectrum Brands Holdings, Inc. for the year ended September 30, 2022, as if the HHI business divestiture had occurred on October 1, 2021, (iv) Unaudited Pro Forma Condensed Consolidated Statement of Financial Position of SB/RH Holdings, LLC as of April 3, 2023, as if the HHI business divestiture had occurred as of April 3, 2023, (v) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six month period ended April 3, 2023, as if the HHI business divestiture had occurred as of October 1, 2022, (vi) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six month period ended April 3, 2023 as if the divestiture had occurred as of October 1, 2021, and (vii) the related notes thereto.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2023
SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Ehsan Zargar
Name: Ehsan Zargar
Title: Executive Vice President, General Counsel and Corporate Secretary
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